UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

NOVEMBER 30, 2007

Legg Mason Partners

Mid Cap Core Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Mid Cap Core Fund

Annual Report  •  November 30, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during much of the 12-month reporting period ended November 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The final estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter. While initial fourth quarter 2007 GDP data will not be released until the end of January 2008, the Federal Reserve Board (“Fed”)ii, among others, anticipates that economic growth will moderate significantly.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Fed to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered the discount rate and federal funds rate in October to 5.00% and 4.50%, respectively. In December 2007, after the end of the reporting period, the Fed again reduced rates, as it cut both the discount rate and federal funds rate another 0.25% to 4.75% and 4.25%, respectively. In its statement accompany-

Legg Mason Partners Mid Cap Core Fund         I

ing the December meeting, the Fed stated: “Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

Despite periods of extreme volatility, overall, the U.S. stock market produced positive results during the 12-month reporting period. After rising in five of the first six months of the period, the market reversed course beginning in June 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 7.72% during the 12 months ended November 30, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 7.83%, 5.92% and -1.17%, respectively, during the fiscal year. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 12.04% and 2.06%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Mid Cap Core Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2007

Legg Mason Partners Mid Cap Core Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV         Legg Mason Partners Mid Cap Core Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of difficult situations over the course of the reporting period, the domestic stock market posted gains across several segments. For the 12-month period ended November 30, 2007, mid-cap stocks, in general, outperformed their small-cap counterparts but underperformed large-caps, as represented by the Russell Midcap Indexi, the Russell 2000 Indexii and the Russell 1000 Indexiii, which returned 5.92%, -1.17% and 7.83%, respectively. Across all market capitalizations, growth stocks significantly outperformed value stocks for the period.

After showing strength at the start of the year, the broad U.S. equity market sold off sharply in late February and early March of 2007. Investors were concerned over increased volatility in international markets, signs of deterioration in the U.S. subprime mortgage markets, and rising oil prices due to geopolitical developments in the Middle East and increasing demand from developing markets. Despite these challenges, the equity market rebounded at the end of March and continued to make gains through the spring and the start of the summer.

The latter half of the reporting period saw the U.S. equities market reach several new milestones. The Dow Jones Industrial Average (“DJIA”)iv reached a record high on July 19, 2007, closing above 14,000 for the first time in history, but then fell over 1,000 points during the following four weeks as widening concerns tied to collateralized debt obligations and a slumping housing market fed increased stock market volatility. Adding to the market’s anxieties were record high oil prices and the decline of the U.S. dollar, which set record lows against the euro.

Following reassurance from Federal Reserve Board (“Fed”)v Chairman Ben Bernanke and Fed actions to inject liquidity in the markets, including a 50 basis point reduction in the discount ratevi on August 17, 2007 and a 50 basis point cut in the federal funds ratevii on September 18, 2007, the stock market, in general, recovered. Stocks continued upward to register gains in September and October, with the DJIA setting another record high on October 9, 2007. On October 31, 2007, the Fed cut the federal funds rate by 25 basis points, prompting a sharp but brief rally that was followed by a downward trend, driven by continued concerns relating to the credit markets and the Financials sector, as well as negative economic news and fears of a potential recession.

Performance Review

For the 12 months ended November 30, 2007, Class A shares of Legg Mason Partners Mid Cap Core Fund, excluding sales charges, returned 7.84%. These shares outperformed the Fund’s unmanaged benchmark, the S&P MidCap 400 Indexviii , which returned 7.66% for the same period. The Lipper Mid-Cap Core Funds Category Average1 increased 6.59% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 342 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         1

Performance Snapshot as of November 30, 2007 (excluding sales change) (unaudited)

	6 Months	12 Months
Mid Cap Core—Class A Shares	-5.99%	7.84%

S&P MidCap 400 Index	-5.50%	7.66%

Lipper Mid-Cap Core Funds Category Average[1]	-6.10%	6.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -5.89%, Class B shares returned -6.39%, Class C shares returned -6.34% and Class I shares returned -5.77% over the six months ended November 30, 2007. Excluding sales charges, Class 1 shares returned 8.06%, Class B shares returned 6.91%, Class C shares returned 7.06% and Class I shares returned 8.30% over the 12 months ended November 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C and Class I shares were 1.03%, 1.23%, 2.01%, 1.95% and 0.78%, respectively.

Q. What were the most significant factors affecting Fund performance?

A. On an absolute basis, the Fund had strong positive returns in the Health Care, Industrials, Energy and Consumer Staples sectors but experienced negative returns for the period in the Consumer Discretionary and Financials sectors. Compared to the benchmark index, the Fund’s overall sector allocation had a slightly negative effect; however, this was offset by the positive impact of overall stock selection.

What were the leading contributors to performance?

A. Relative to the benchmark, the Fund’s stock selection in the Health Care, Industrials and Consumer Staples sectors enhanced results significantly for the reporting period, as did underweights to the Consumer Discretionary and Utilities sectors. Individual stocks that made a significant positive contribution to performance for the period included AGCO Corp. and Armor Holdings, both in the Industrials sector, Medimmune and

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 360 funds for the six-month period and among the 342 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective as of the close of business on July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

2         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

MGI Pharma Inc., both in the Health Care sector, as well as Business Objects SA (ADR) in the Information Technology (“IT”) sector.

What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the Consumer Discretionary, Financials and Materials sectors negatively impacted performance for the period, as did underweights in the Materials and Consumer Staples sectors. Individual holdings that had a negative impact on Fund performance for the period included Warner Music Group Corp. in the Consumer Discretionary sector, PMI Group Inc. and Security Capital Assurance Ltd., both in the Financials sector, LSI Corp. in the IT sector, and WESCO International Inc. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund continued to employ a disciplined investment strategy to identify companies that the managers believe generate attractive levels of cash flow relative to operating assets and market valuation, have strong or improving balance sheets, and/or whose share prices reflect growth expectations that are too pessimistic.

During the course of the period, the Fund’s underweight to the Consumer Discretionary sector was reduced, its overweight to the IT sector was increased, its underweight to the Utilities sector was increased and its overweight to the Industrials sector was decreased. The Fund closed its existing positions in a number of stocks during the period, including Old Republic International Corp., Spirit Finance Corp. and ServiceMaster Co. It established several new positions during the period, including Insight Enterprises Inc., Casey’s General Stores Inc. and Security Capital Assurance Ltd. Existing Fund holding Agere Systems Inc. was acquired by LSI Corp. during the period.

Thank you for your investment in Legg Mason Partners Mid Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian Angerame Portfolio Manager ClearBridge Advisors, LLC	Derek Deutsch, CFA Portfolio Manager ClearBridge Advisors, LLC

December 18, 2007

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Pediatrix Medical Group Inc. (3.1%), ImClone Systems Inc. (2.9%), Business Objects SA, ADR (2.8%), Diamond Offshore Drilling Inc. (2.5%), Newfield Exploration Co. (2.5%), Casey’s General Stores Inc. (2.4%), L-3 Communications Holdings Inc. (2.4%), Compass Minerals International Inc. (2.4%), VeriSign Inc. (2.3%) and R.R. Donnelley & Sons Co. (2.3%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2007 were: Industrials (18.0%), Information Technology (17.6%), Health Care (14.4%), Financials (14.0%) and Energy (10.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

4         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2007 and held for the six months ended November 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class 1	(5.89)%	$1,000.00	$941.10	0.97%	$4.72

Class A	(5.99)	1,000.00	940.10	1.20	5.84

Class B	(6.39)	1,000.00	936.10	2.08	10.10

Class C	(6.34)	1,000.00	936.60	1.90	9.22

Class I	(5.77)	1,000.00	942.30	0.79	3.85

(1)	For the six months ended November 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class 1	5.00%	$1,000.00	$1,020.21	0.97%	$4.91

Class A	5.00	1,000.00	1,019.05	1.20	6.07

Class B	5.00	1,000.00	1,014.64	2.08	10.50

Class C	5.00	1,000.00	1,015.54	1.90	9.60

Class I	5.00	1,000.00	1,021.11	0.79	4.00

(1)	For the six months ended November 30, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 11/30/07	8.06%	7.84%	6.91%	7.06%	8.30%

Five Years Ended 11/30/07	12.54	12.40	11.53	11.57	12.81

Inception* through 11/30/07	3.26	12.07	11.22	11.24	10.60

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 11/30/07	(1.13)%	1.62%	2.30%	6.14%	8.30%

Five Years Ended 11/30/07	10.56	11.07	11.40	11.57	12.81

Inception* through 11/30/07	2.00	11.35	11.22	11.24	10.60

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 11/30/07)	26.06%

Class A (Inception* through 11/30/07)	186.73

Class B (Inception* through 11/30/07)	167.24

Class C (Inception* through 11/30/07)	167.74

Class I(3) (Inception* through 11/30/07)	147.42

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.75%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1 and I shares are September 12, 2000 and December 3, 1998, respectively.

8         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Mid Cap Core Fund vs. S&P MidCap 400 Index† (September 1998 — November 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on September 1, 1998 (at inception), assuming deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2007. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         9

Schedule of Investments (November 30, 2007)

LEGG MASON PARTNERS MID CAP CORE FUND

Shares	Security	Value

COMMON STOCKS — 98.2%
CONSUMER DISCRETIONARY — 9.6%
Auto Components — 1.7%
170,860	BorgWarner Inc.	$16,506,785

Household Durables — 5.1%
200,030	Mohawk Industries Inc.*	16,090,413
685,400	Tempur-Pedic International Inc.	20,349,526
647,800	Toll Brothers Inc.*	13,390,026

	Total Household Durables	49,829,965

Media — 1.0%
1,211,841	Warner Music Group Corp.	9,149,399

Specialty Retail — 1.8%
283,200	Sherwin-Williams Co.	17,793,456

	TOTAL CONSUMER DISCRETIONARY	93,279,605

CONSUMER STAPLES — 2.4%
Food & Staples Retailing — 2.4%
800,000	Casey’s General Stores Inc.	23,200,000

ENERGY — 10.1%
Energy Equipment & Services — 7.5%
211,500	Diamond Offshore Drilling Inc.	24,624,945
1,347,100	ION Geophysical Corp.*	20,785,753
547,002	Nabors Industries Ltd.*	14,714,354
200,834	Weatherford International Ltd.*	12,576,225

	Total Energy Equipment & Services	72,701,277

Oil, Gas & Consumable Fuels — 2.6%
493,718	Newfield Exploration Co.*	24,611,842
39,300	SandRidge Energy Inc.*	1,247,775

	Total Oil, Gas & Consumable Fuels	25,859,617

	TOTAL ENERGY	98,560,894

FINANCIALS — 14.0%
Capital Markets — 1.7%
117,125	Bear Stearns Cos. Inc.	11,677,363
514,300	Highlands Acquisition Corp.*	4,669,844

	Total Capital Markets	16,347,207

Commercial Banks — 1.9%
475,800	Commerce Bancorp Inc.	18,946,356

Insurance — 7.0%
367,162	Allied World Assurance Holdings Ltd.	16,992,257
345,800	Cincinnati Financial Corp.	13,825,084
233,773	PartnerRe Ltd.	19,302,637

See Notes to Financial Statements.

10         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Schedule of Investments (November 30, 2007) (continued)

Shares	Security	Value

Insurance — 7.0% (continued)
692,700	Progressive Corp.	$12,745,680
743,900	Security Capital Assurance Ltd.	5,266,812

	Total Insurance	68,132,470

Real Estate Management & Development — 0.5%
250,000	DuPont Fabros Technology Inc.*	4,687,500

Thrifts & Mortgage Finance — 2.9%
1,183,465	Hudson City Bancorp Inc.	18,012,337
586,500	People’s United Financial Inc.	9,952,905

	Total Thrifts & Mortgage Finance	27,965,242

	TOTAL FINANCIALS	136,078,775

HEALTH CARE — 14.4%
Biotechnology — 3.8%
619,000	ImClone Systems Inc.*	27,910,710
354,100	Vertex Pharmaceuticals Inc.*	8,990,599

	Total Biotechnology	36,901,309

Health Care Providers & Services — 6.1%
314,000	Magellan Health Services Inc.*	14,271,300
439,100	Patterson Cos. Inc.*	14,130,238
473,570	Pediatrix Medical Group Inc.*	30,621,036

	Total Health Care Providers & Services	59,022,574

Pharmaceuticals — 4.5%
810,000	Elan Corp. PLC, ADR*	18,654,300
589,900	MGI Pharma Inc.*	20,416,439
73,000	Shire PLC, ADR	5,179,350

	Total Pharmaceuticals	44,250,089

	TOTAL HEALTH CARE	140,173,972

INDUSTRIALS — 18.0%
Aerospace & Defense — 2.4%
208,159	L-3 Communications Holdings Inc.	23,032,794

Commercial Services & Supplies — 3.9%
475,000	Monster Worldwide Inc.*	16,040,750
600,000	R.R. Donnelley & Sons Co.	21,996,000

	Total Commercial Services & Supplies	38,036,750

Construction & Engineering — 1.5%
225,000	Shaw Group Inc.*	14,269,500

Electrical Equipment — 2.3%
400,170	Regal-Beloit Corp.	18,840,003
71,210	Thomas & Betts Corp.*	3,870,976

	Total Electrical Equipment	22,710,979

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         11

Schedule of Investments (November 30, 2007) (continued)

Shares	Security	Value

Machinery — 6.0%
270,000	AGCO Corp.*	$18,613,800
306,500	Dover Corp.	14,184,820
131,200	Eaton Corp.	11,717,472
170,700	Parker Hannifin Corp.	13,558,701

	Total Machinery	58,074,793

Trading Companies & Distributors — 1.9%
455,000	WESCO International Inc.*	18,418,400

	TOTAL INDUSTRIALS	174,543,216

INFORMATION TECHNOLOGY — 17.6%
Communications Equipment — 1.7%
1,058,200	Comverse Technology Inc.*	17,142,840

Computers & Peripherals — 3.2%
1,611,100	Palm Inc.	11,229,367
719,900	Western Digital Corp.*	19,890,837

	Total Computers & Peripherals	31,120,204

Electronic Equipment & Instruments — 1.7%
824,716	Insight Enterprises Inc.*	16,337,624

Internet Software & Services — 3.7%
342,200	Digital River Inc.*	13,232,874
548,100	VeriSign Inc.*	22,417,290

	Total Internet Software & Services	35,650,164

IT Services — 0.9%
200,085	Fidelity National Information Services Inc.	8,647,674

Semiconductors & Semiconductor Equipment — 2.2%
268,300	Lam Research Corp.*	12,301,555
1,602,152	LSI Corp.*	8,891,943

	Total Semiconductors & Semiconductor Equipment	21,193,498

Software — 4.2%
452,400	Business Objects SA, ADR*	27,496,872
582,800	Check Point Software Technologies Ltd.*	13,299,496

	Total Software	40,796,368

	TOTAL INFORMATION TECHNOLOGY	170,888,372

MATERIALS — 4.4%
Chemicals — 2.1%
331,700	Cytec Industries Inc.	20,346,478

Metals & Mining — 2.3%
624,496	Compass Minerals International Inc.	22,931,493

	TOTAL MATERIALS	43,277,971

See Notes to Financial Statements.

12         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Schedule of Investments (November 30, 2007) (continued)

Shares	Security	Value

UTILITIES — 7.7%
Electric Utilities — 2.9%
235,500	Integrys Energy Group Inc.	$12,012,855
585,000	Pepco Holdings Inc.	16,438,500

	Total Electric Utilities	28,451,355

Independent Power Producers & Energy Traders — 1.3%
306,600	NRG Energy Inc.*	12,996,774

Multi-Utilities — 3.5%
319,500	SCANA Corp.	13,613,895
316,400	Sempra Energy	19,812,968

	Total Multi-Utilities	33,426,863

	TOTAL UTILITIES	74,874,992

	TOTAL COMMON STOCKS (Cost — $838,996,609)	954,877,797

Warrants
WARRANTS — 0.1%
514,300	Highlands Acquisition Corp., Expires 10/3/12* (Cost — $417,612)	375,439

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $839,414,221)	955,253,236

Face Amount
SHORT-TERM INVESTMENT — 3.3%
Repurchase Agreement — 3.3%
$32,428,000	Interest in $813,294,000 joint tri-party repurchase agreement dated 11/30/07 with Greenwich Capital Markets Inc., 4.540% due 12/3/07; Proceeds at maturity — $32,440,269; (Fully collateralized by various U.S. government agency obligations, 4.250% to 6.000% due 5/15/08 to 2/18/11; Market value — $33,076,626) (Cost — $32,428,000)	32,428,000

	TOTAL INVESTMENTS — 101.6% (Cost — $871,842,221#)	987,681,236
	Liabilities in Excess of Other Assets — (1.6)%	(15,393,019)

	TOTAL NET ASSETS — 100.0%	$972,288,217

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $871,857,873.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         13

Statement of Assets and Liabilities (November 30, 2007)

ASSETS:
Investments, at value (Cost — $871,842,221)	$987,681,236
Cash	837
Receivable for securities sold	2,120,502
Dividends and interest receivable	1,288,701
Receivable for Fund shares sold	417,309
Prepaid expenses	37,124

Total Assets	991,545,709

LIABILITIES:
Payable for securities purchased	15,372,114
Payable for Fund shares repurchased	2,194,084
Investment management fee payable	601,257
Distribution fees payable	501,692
Trustees’ fees payable	19,795
Accrued expenses	568,550

Total Liabilities	19,257,492

Total Net Assets	$972,288,217

NET ASSETS:
Par value (Note 6)	$450
Paid-in capital in excess of par value	751,407,631
Accumulated net investment loss	(43,227)
Accumulated net realized gain on investments and options written	105,084,348
Net unrealized appreciation on investments	115,839,015

Total Net Assets	$972,288,217

Shares Outstanding:
Class 1	310,933

Class A	21,031,568

Class B	10,875,020

Class C	12,755,324

Class I	74,764

Net Asset Value:
Class 1 (and redemption price)	$22.84

Class A (and redemption price)	$22.59

Class B *	$20.64

Class C *	$20.68

Class I (and redemption price)	$23.53

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%) **	$24.96

Class A (based on maximum initial sales charge of 5.75%)	$23.97

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

See Notes to Financial Statements.

14         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Statement of Operations (For the year ended November 30, 2007)

INVESTMENT INCOME:
Dividends	$12,386,247
Interest	1,196,659
Less: Foreign taxes withheld	(2,687)

Total Investment Income	13,580,219

EXPENSES:
Investment management fee (Note 2)	7,804,129
Distribution fees (Notes 2 and 4)	6,726,009
Transfer agent fees (Note 4)	1,946,201
Shareholder reports (Note 4)	150,883
Registration fees	94,078
Legal fees	91,510
Trustees’ fees	49,710
Restructuring fees (Note 11)	39,060
Audit and tax	37,251
Insurance	22,061
Custody fees	7,088
Miscellaneous expenses	13,205

Total Expenses	16,981,185
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(1,824)

Net Expenses	16,979,361

Net Investment Loss	(3,399,142)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain From:
Investment Transactions	127,998,181
Options written	81,741

Net Realized Gain	128,079,922

Change in Net Unrealized Appreciation/Depreciation From Investments	(48,771,513)

Net Gain on Investments and Options Written	79,308,409

Increase in Net Assets From Operations	$75,909,267

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         15

Statements of Changes in Net Assets (For the years ended November 30,)

	2007	2006
OPERATIONS:
Net investment loss	$(3,399,142)	$(3,682,992)
Net realized gain	128,079,922	163,307,762
Change in net unrealized appreciation/depreciation	(48,771,513)	(26,252,770)

Increase in Net Assets From Operations	75,909,267	133,372,000

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(139,727,960)	—

Decrease in Net Assets From Distributions to Shareholders	(139,727,960)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	158,505,807	131,530,611
Reinvestment of distributions	134,237,520	—
Cost of shares repurchased	(293,339,862)	(287,951,424)

Decrease in Net Assets From Fund Share Transactions	(596,535)	(156,420,813)

Decrease in Net Assets	(64,415,228)	(23,048,813)
NET ASSETS:
Beginning of year	1,036,703,445	1,059,752,258

End of year*	$972,288,217	$1,036,703,445

* Includes accumulated net investment loss of:	$(43,227)	$(41,936)

See Notes to Financial Statements.

16         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class 1 Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.21		$21.13	$21.73	$19.91	$16.60

Income From Operations:
Net investment income (loss)	0.08		0.07	0.04	(0.05)	(0.08)
Net realized and unrealized gain	1.67		3.01	2.28	1.87	3.39

Total Income From Operations	1.75		3.08	2.32	1.82	3.31

Less Distributions From:
Net realized gains	(3.12)		—	(2.92)	—	—

Total Distributions	(3.12)		—	(2.92)	—	—

Net Asset Value, End of Year	$22.84		$24.21	$21.13	$21.73	$19.91

Total Return(2)	8.06%		14.58%	11.37%	9.14%	19.94%

Net Assets, End of Year (000s)	$7,103		$7,215	$6,434	$6,002	$5,309

Ratios to Average Net Assets:
Gross expenses	1.01	%(3)	1.04%	1.10%	1.08%	1.27%
Net expenses	0.99	(3)(4)(5)	1.03 (4)	1.10	1.06 (4)	1.27
Net investment income (loss)	0.32		0.31	0.18	(0.26)	(0.44)

Portfolio Turnover Rate	62%		69%	93%	79%	104%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.01% and 0.98%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

Effective July 30, 2007, as a result of voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 Shares will be capped at Class A Shares’ total annual operating expenses less the 12b-1 fee differential of 0.25%.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.02		$21.02	$21.65	$19.86	$16.55

Income From Operations:
Net investment income (loss)	0.02		0.02	0.01	(0.07)	(0.07)
Net realized and unrealized gain	1.67		2.98	2.28	1.86	3.38

Total Income From Operations	1.69		3.00	2.29	1.79	3.31

Less Distributions From:
Net realized gains	(3.12)		—	(2.92)	—	—

Total Distributions	(3.12)		—	(2.92)	—	—

Net Asset Value, End of Year	$22.59		$24.02	$21.02	$21.65	$19.86

Total Return(2)	7.84%		14.27%	11.27%	9.01%	20.00%

Net Assets, End of Year (000s)	$475,146		$434,911	$389,863	$382,966	$355,954

Ratios to Average Net Assets:
Gross expenses	1.21	%(3)	1.25%	1.22%	1.19%	1.22%
Net expenses	1.21	(3)	1.25 (4)	1.22	1.16 (4)	1.22
Net investment income (loss)	0.10		0.09	0.06	(0.37)	(0.39)

Portfolio Turnover Rate	62%		69%	93%	79%	104%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would both have been the same (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$22.38		$19.73	$20.65	$19.08	$16.02

Income From Operations:
Net investment loss	(0.16)		(0.14)	(0.15)	(0.22)	(0.18)
Net realized and unrealized gain	1.54		2.79	2.15	1.79	3.24

Total Income From Operations	1.38		2.65	2.00	1.57	3.06

Less Distributions From:
Net realized gains	(3.12)		—	(2.92)	—	—

Total Distributions	(3.12)		—	(2.92)	—	—

Net Asset Value, End of Year	$20.64		$22.38	$19.73	$20.65	$19.08

Total Return(2)	6.91%		13.43%	10.38%	8.23%	19.10%

Net Assets, End of Year (000s)	$224,464		$302,522	$359,471	$410,756	$441,492

Ratios to Average Net Assets:
Gross expenses	2.08	%(3)	2.03%	1.98%	1.94%	1.94%
Net expenses	2.08	(3)	2.03 (4)	1.98	1.91 (4)	1.94
Net investment loss	(0.77)		(0.69)	(0.71)	(1.12)	(1.11)

Portfolio Turnover Rate	62%		69%	93%	79%	104%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would both have been 2.07% (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$22.39		$19.73	$20.65	$19.08	$16.02

Income (Loss) From Operations:
Net investment loss	(0.13)		(0.13)	(0.15)	(0.22)	(0.18)
Net realized and unrealized gain	1.54		2.79	2.15	1.79	3.24

Total Income (Loss) From Operations	1.41		2.66	2.00	1.57	3.06

Less Distributions From:
Net realized gains	(3.12)		—	(2.92)	—	—

Total Distributions	(3.12)		—	(2.92)	—	—

Net Asset Value, End of Year	$20.68		$22.39	$19.73	$20.65	$19.08

Total Return(2)	7.06%		13.48%	10.38%	8.23%	19.10%

Net Assets, End of Year (000s)	$263,816		$290,235	$302,409	$343,906	$355,703

Ratios to Average Net Assets:
Gross expenses	1.94	%(3)	1.98%	2.00%	1.95%	1.93%
Net expenses	1.94	(3)	1.96 (4)	2.00	1.92 (4)	1.93
Net investment loss	(0.64)		(0.62)	(0.73)	(1.13)	(1.10)

Portfolio Turnover Rate	62%		69%	93%	79%	104%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would both have been the same (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class I Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.80		$21.60	$22.16	$20.23	$16.79

Income From Operations:
Net investment income	0.12		0.13	0.01	0.01	0.01
Net realized and unrealized gain	1.73		3.07	2.35	1.92	3.43

Total Income From Operations	1.85		3.20	2.36	1.93	3.44

Less Distributions From:
Net realized gains	(3.12)		—	(2.92)	—	—

Total Distributions	(3.12)		—	(2.92)	—	—

Net Asset Value, End of Year	$23.53		$24.80	$21.60	$22.16	$20.23

Total Return(2)	8.30%		14.81%	11.34%	9.54%	20.49%

Net Assets, End of Year (000s)	$1,759		$1,820	$1,575	$87,946	$86,517

Ratios to Average Net Assets:
Gross expenses	0.79	%(3)	0.80%	0.75%	0.77%	0.76%
Net expenses	0.79	(3)	0.80 (4)	0.75	0.74 (4)	0.76
Net investment income	0.52		0.55	0.03	0.05	0.07

Portfolio Turnover Rate	62%		69%	93%	79%	104%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would both have been 0.78% (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Mid Cap Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Investment Trust, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the

22         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Realized Gains	Paid-in Capital
(a)	$ 39,060	$(19,619,811)	$19,580,751
(b)	3,358,791	(3,358,791)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective July 30, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses.

During the year ended November 30, 2007, the Fund was reimbursed for expenses amounting to $1,824.

24         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

Effective January 1, 2008, LMPFA will recapture amounts waived/reimbursed to the Fund when the gross expense ratios decline below that of the expense caps. The recapture will be limited to amounts waived/reimbursed during the same fiscal year. Amounts recaptured will be limited so that a Fund’s expense ratio will never exceed the level of the expense cap on any day.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 8.50% and 5.75% for Class 1 shares and Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2007, LMIS and its affiliates received sales charges of approximately $15,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$88,000	$27,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earned a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of November 30, 2007, the Fund had accrued $2,614 as deferred compensation payable under this Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

3.	Investments

During the year ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$627,683,882

Sales	746,624,108

At November 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$181,705,526
Gross unrealized depreciation	(65,882,163)

Net Unrealized Appreciation	$115,823,363

During the year ended November 30, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding November 30, 2006	—	—
Options written	1,060	$135,801
Options closed	(1,060)	(135,801)
Options expired	—	—

Options Written, Outstanding November 30, 2007	—	—

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1	—	$16,297	$790
Class A	$1,195,512	795,780	54,946
Class B	2,651,003	713,940	59,728
Class C	2,879,494	420,150	35,382
Class I	—	34	37

Total	$6,726,009	$1,946,201	$150,883

26         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2007	Year Ended November 30, 2006
Net Realized Gains:
Class 1	$925,073	—
Class A	56,909,048	—
Class B	41,395,635	—
Class C	40,269,549	—
Class I*	228,655	—

Total	$139,727,960	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest

At November 30, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Amount	Shares	Amount
Class 1
Shares sold	10,699	$240,153	46,532	$1,032,391
Shares issued on reinvestment	43,167	925,074	—	—
Shares repurchased	(40,967)	(941,898)	(52,962)	(1,178,060)

Net Increase (Decrease)	12,899	$223,329	(6,430)	$(145,669)

Class A
Shares sold	4,625,801	$104,452,431	3,528,001	$78,593,664
Shares issued on reinvestment	2,592,269	55,059,809	—	—
Shares repurchased	(4,290,471)	(96,810,757)	(3,975,527)	(88,235,506)

Net Increase (Decrease)	2,927,599	$62,701,483	(447,526)	$(9,641,842)

Class B
Shares sold	721,501	$14,987,987	717,546	$14,922,123
Shares issued on reinvestment	2,030,860	39,743,922	—	—
Shares repurchased	(5,394,913)	(111,723,122)	(5,416,273)	(112,527,918)

Net Decrease	(2,642,552)	$(56,991,213)	(4,698,727)	$(97,605,795)

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Amount	Shares	Amount
Class C
Shares sold	1,855,695	$38,548,766	1,763,074	$36,627,457
Shares issued on reinvestment	1,966,650	38,507,006	—	—
Shares repurchased	(4,027,489)	(83,615,227)	(4,129,732)	(85,678,309)

Net Decrease	(205,144)	$(6,559,455)	(2,366,658)	$(49,050,852)

Class I*
Shares sold	11,953	$276,470	15,062	$354,976
Shares issued on reinvestment	78	1,709	—	—
Shares repurchased	(10,645)	(248,858)	(14,592)	(331,631)

Net Increase	1,386	$29,321	470	$23,345

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

	Record Date	Payable Date	Class 1	Class A	Class B	Class C	Class I
Short-Term Capital Gains	12/12/07	12/13/07	$0.370819	$0.370819	$0.370819	$0.370819	$0.370819
Long-Term Capital Gains	12/12/07	12/13/07	1.976952	1.976952	1.976952	1.976952	1.976952

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$44,331,376	—
Net Long-term Capital Gains	95,396,584	—

Total Distributions Paid	$139,727,960	—

As of November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$16,600,000
Undistributed long-term capital gains — net	88,500,000

Total Undistributed Earnings	105,100,000

Other book/tax temporary differences(a)	$(43,227)
Unrealized appreciation/(depreciation)(b)	115,823,363

Total Accumulated Earnings/(Losses) — net	$220,880,136

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filled against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaint also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendants Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

30         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”).

The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

11.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

13.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

32         Legg Mason Partners Mid Cap Core Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Mid Cap Core Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Investment Trust) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Mid Cap Core Fund as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2008

Legg Mason Partners Mid Cap Core Fund 2007 Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s

34         Legg Mason Partners Mid Cap Core Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mid-cap core funds (the “Performance Universe”) selected by Lipper, Inc.(“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2007. The Fund performed better than the median for the one-year period, but performed below the median for the three- and five-year periods. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in May 2005 with the intent to improve the Fund’s performance results over time. It was noted that since that time, the Fund’s performance improved from a fourth quinitle to a second quintile ranking in the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance continued to improve

Legg Mason Partners Mid Cap Core Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

compared to the Lipper category average during the third quarter. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to improve performance. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”). At the request of the Independent Trustees, the Manager agreed not to discontinue its fee waiver and/or expense reimbursement for the Fund without prior Board approval.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load mid-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mid-cap core funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and the Fund’s actual total

36         Legg Mason Partners Mid Cap Core Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Mid Cap Core Fund         37

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Mid Cap Core Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (from 1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

38         Legg Mason Partners Mid Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Legg Mason Partners Mid Cap Core Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Husch LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

40         Legg Mason Partners Mid Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

Legg Mason Partners Mid Cap Core Fund         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

42         Legg Mason Partners Mid Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Albert Laskaj Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Mid Cap Core Fund         43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2007:

Record Date:	12/7/2006
Payable Date:	12/8/2006

Ordinary Income:
Qualified Dividend Income for Individuals	27.28%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	27.27%

Long-Term Capital Gain Dividend	$2.127465

Additionally, the Fund designates $17,820,598 paid in connection with the redemption of Fund shares as long-term capital gain dividends for the taxable year ended November 30, 2007.

Please retain this information for your records.

44         Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Mid Cap Core Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
    Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Mid Cap Core Fund, but it also may be used as sales literature when proceeded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD01593 1/08	SR08-490

Legg Mason Partners Mid Cap Core Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS MID CAP CORE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2006 and November 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,000 in 2006 and $92,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $16,500 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $14,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $4,900, these services consisted of the procedures performed in connection with the merger on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: February 1, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: February 1, 2008